UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

1 International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2018

Annual Report

to Shareholders

DWS Floating Rate Fund

(formerly Deutsche Floating Rate Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
12	Investment Portfolio
26	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights

35	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
47	Information About Your Fund’s Expenses
48	Tax Information
49	Advisory Agreement Board Considerations and Fee Evaluation
54	Board Members and Officers
59	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the fund’s ability to participate in restructuring or acquiring some senior loans. Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Floating rate loans tend to be rated below investment grade. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the Fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). The fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Floating Rate Fund

Letter to Shareholders

Dear Shareholder:

As you know, we as Deutsche Asset Management adopted our existing European brand, DWS, globally, earlier this year. In connection with that change, “DWS” will now replace “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Floating Rate Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

For the 12-month period ended May 31, 2018, the Fund provided a return of 1.94%, in comparison with the Fund’s benchmark, the Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index, which returned 4.20%, and the average fund in the Morningstar Bank Loan category peer group, which returned 3.43%.

About Senior Loans

Senior loans are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, and are typically used to finance a corporate acquisition or restructuring. These loans usually have the highest standing in a borrower’s capital structure, so the holders of the loan have first claim to the company’s cash flow and to proceeds from the sale of any company assets. The interest rate on a senior loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR. Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders. Institutional investors, including mutual funds, insurance companies and hedge funds, typically provide a liquid secondary market.

Loans as an asset class experienced strong demand as credit fundamentals remained strong and investors continued to anticipate a normalization of interest rate policy from the U.S. Federal Reserve Board (the Fed). Credit sentiment was supported by positive macroeconomic data, rising prices for oil and other commodities, and passage of a tax reform package that included a significant lowering of corporate tax rates. The Fed incrementally increased its overnight lending rate three times during the period, bringing the upper target for fed funds to 1.75%. In keeping with the rise in the Fed’s benchmark rate, the 3-month LIBOR

4	|	DWS Floating Rate Fund

rate, commonly used as a reference rate for loans, rose from 1.21% to 2.32% over the 12 months ended May 31, 2018.

Loan-based mutual funds and exchange-traded funds saw significant inflows and creation of collateralized loan obligations (CLOs) was robust, helping to support demand for loans. As demand for loans drove prices higher, conditions were highly supportive of repricing activity in the loan market, and yields were driven lower as borrowers sought to obtain more favorable terms. New issuance in the loan market was strong, driven in large part by merger and acquisition activity.

Positive and Negative Contributors to Fund Performance

The Fund’s performance relative to the benchmark was negatively impacted by an underweight allocation to credits in the CCC and CCC+ ratings categories, as lower-rated loans outperformed loans rated BB and B for the 12 months.

“Loans	as an asset class experienced strong demand as credit fundamentals remained strong and investors continued to anticipate a normalization of interest rate policy.”

In terms of sectors and sub-industries, selection within telecommunication services, business equipment & services, and oil & gas added to relative performance. Conversely, selection within food and drug retailers and home furnishings constrained returns.

An out-of-benchmark position in below investment grade, high yield corporate bonds aided returns, as the asset class outperformed loans over the period.

At the individual position level, positive contributions were led by exposure to the First Lien Last Out term loan of Fieldwood Energy, LLC as the loan price benefited from a restructuring of the offshore driller’s debt. A position in the term loan for Reynolds Group Holdings, Inc. added to relative performance as positive sentiment around the food packaging company and attractive relative value supported the loan price. Exposure to workforce management software company Kronos, Inc. contributed positively as well.

DWS Floating Rate Fund	|	5

As was the case for the prior annual reporting period, the most significant individual detractor for the period was Fairway Market, a supermarket chain focused on New York City and the surrounding region. In 2016, Fairway defaulted on its loan and restructured in Chapter 11 bankruptcy. However, the grocer’s results have continued to disappoint, leading the loan valuation lower. A position in PetSmart, Inc. also detracted, as financial results have been trending negatively and leverage has increased as a result of the recent acquisition of online pet supply retailer Chewy.com. Consumer marketing services company Crossmark was another negative contributor, as the company’s operating performance continues to be adversely impacted by reduced sales and marketing expenditures on the part of consumer packaged goods companies.

Outlook and Positioning

For the 12 months ended May 31, 2018, defaults were 2.12% of loan balances, somewhat higher than the 1.29% seen for the 12 months ended May 31, 2017 but still lower than historical averages. Defaults have remained concentrated in a relatively small percent of total issuers as well, at 1.72% of issues for the 12 months ended May 31, 2018, as compared to 1.17% for the prior 12-month period. The Fund had exposure to three defaults during the annual period ended May 31, 2018.

We believe the fundamental backdrop for loans remains stable, supported by continued modest, but positive, U.S. economic growth. We also believe the outlook for defaults to remain at relatively low rates is supported by the improved sentiment with respect to the broader economy and the stabilization in prices for energy and materials, as well as the ability of issuers to extend debt maturities through refinancing.

Against a backdrop of Fed rate hikes, the industry outlook is for LIBOR, a common reference rate for loans, to continue to rise. As such, LIBOR is becoming a more significant component of total return in the loan market.

As of May 31, 2018, the Fund held 180 loan positions, with an average weighting of 0.56% of assets. The average weighted spread over LIBOR for loans held was 2.84%. We will continue to utilize intensive bottom-up credit research with respect to individual companies as we seek to maintain prudent exposure to opportunities in the leveraged loan market.

6	|	DWS Floating Rate Fund

Portfolio Management Team

Effective September 19, 2017, the portfolio management team is as follows:

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Mark L. Rigazio, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Rejoined DWS in 2007 with 13 years of industry experience. Prior to rejoining, he served as an Investment Analyst at Fidelity Management & Research Company. Previously, he was a High Yield Analyst at Deutsche Asset Management and at Flagship Capital. Earlier, he held various banking, finance and accounting roles at Banc of America Securities, Art Technology Group, PricewaterhouseCoopers and Tonneson & Company CPAs.

–	Portfolio Manager for Leveraged Loans: Boston.

–	BS and MBA, Bentley University.

Prior to September 19, 2017, the portfolio management team was as follows:

James T. Anderson, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2007.

–	Joined Deutsche Asset Management in 2006 after 25 years of experience in the corporate and leveraged credit markets. Prior to his current role, he served as the CIO for DB Advisors in the Americas and as the Global Head and CIO of High Yield Strategies. Prior to joining, he worked as Head of Flagship Capital Management, a subsidiary of Bank of America, as a specialty asset manager focused on below-investment grade corporate credit investments.

–	Co-Head of Active Asset Management and Member of the Deutsche Asset Management Global Client Group Executive Committee and the Asset Management CIO Executive Committee: New York.

–	AB, Dartmouth College.

Mark L. Rigazio, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Rejoined DWS in 2007 with 13 years of industry experience. Prior to rejoining, he served as an Investment Analyst at Fidelity Management & Research Company. Previously, he was a High Yield Analyst at Deutsche Asset Management and at Flagship Capital. Earlier, he held various banking, finance and accounting roles at Banc of America Securities, Art Technology Group, PricewaterhouseCoopers and Tonneson & Company CPAs.

–	Portfolio Manager for Leveraged Loans: Boston.

–	BS and MBA, Bentley University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Floating Rate Fund	|	7

Terms to Know

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

LSTA is the Loan Syndications and Trading Association. The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The fund’s Morningstar Bank Loan category peer group consists of funds which primarily invest in floating rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark such as the London Interbank Offered Rate, or LIBOR.

8	|	DWS Floating Rate Fund

Performance Summary	May 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
Unadjusted for Sales Charge	1.94%	1.24%	3.55%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.87%	0.68%	3.26%
S&P®/LSTA Leveraged Loan Index†	4.20%	3.85%	5.20%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
Unadjusted for Sales Charge	1.06%	0.47%	2.82%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.06%	0.47%	2.82%
S&P®/LSTA Leveraged Loan Index†	4.20%	3.85%	5.20%

Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 5/31/18
No Sales Charges	2.19%	1.15%
S&P®/LSTA Leveraged Loan Index†	4.20%	4.04%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
No Sales Charges	2.09%	1.37%	3.71%
S&P®/LSTA Leveraged Loan Index†	4.20%	3.85%	5.20%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
No Sales Charges	2.07%	1.46%	3.80%
S&P®/LSTA Leveraged Loan Index†	4.20%	3.85%	5.20%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2017 are 1.21%, 1.97%, 0.88%, 1.04% and 0.95% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS Floating Rate Fund	|	9

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Class A shares’ growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on October 1, 2014.

†	The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
5/31/18	$8.22	$8.26	$8.22	$8.21	$8.21
5/31/17	$8.37	$8.41	$8.37	$8.36	$8.37
Distribution Information as of 5/31/18
Income Dividends, Twelve Months	$.31	$.25	$.33	$.32	$.33

10	|	DWS Floating Rate Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	5/31/18	5/31/17
Loan Participations and Assignments	91%	91%
Exchange-Traded Funds	6%	5%
Cash Equivalents and Other Assets and Liabilities, Net	3%	2%
Corporate Bonds	0%	2%
Common Stocks	0%	0%
	100%	100%

Quality (As a % of Investment Portfolio excluding Common Stocks, Warrants, Exchange-Traded Funds and Cash Equivalents)	5/31/18	5/31/17
BBB	11%	7%
BB	45%	39%
B	40%	48%
Below B	2%	4%
Not Rated	2%	2%
	100%	100%

Credit quality represents the rating of Standard & Poor’s Corporation and is their opinion as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds and Common Stocks)	5/31/18	5/31/17
Consumer Discretionary	20%	18%
Industrials	19%	19%
Materials	13%	15%
Information Technology	11%	10%
Telecommunication Services	11%	7%
Financials	6%	7%
Consumer Staples	5%	6%
Health Care	5%	7%
Utilities	5%	4%
Energy	5%	7%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 59 for contact information.

DWS Floating Rate Fund	|	11

Investment Portfolio	as of May 31, 2018

	Principal Amount ($)	Value ($)
Loan Participations and Assignments 91.0%
Senior Loans**
Consumer Discretionary 18.7%
1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month USD-LIBOR + 2.250%, 4.23%, 2/16/2024	3,176,314	3,178,299
Abercrombie & Fitch Management Co., Term Loan B, 1-month USD-LIBOR + 3.750%, 5.73%, 8/7/2021	1,266,250	1,269,416
Academy Ltd.:
Term Loan B, 3-month USD-LIBOR + 4.000%, 5.907%, 7/1/2022	465,427	370,086
Term Loan B, 1-month USD-LIBOR + 4.000%, 5.907%, 7/1/2022	185,334	147,369
Term Loan B, 3-month USD-LIBOR + 4.000%, 6.017%, 7/1/2022	304,063	241,777
Altice Financing SA, First Lien Term Loan, 3-month USD-LIBOR + 2.750%, 5.098%, 1/31/2026	1,282,291	1,263,698
Altice U.S. Finance I Corp., Term Loan, 1-month USD-LIBOR + 2.250%, 4.23%, 7/28/2025	1,945,375	1,940,754
AMC Entertainment Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 2.250%, 4.169%, 12/15/2023	1,234,375	1,238,615
American Axle & Manufacturing, Inc., Term Loan B, 1-week USD-LIBOR + 2.250%, 4.01%, 4/6/2024	681,923	683,734
American Builders & Contractors Supply Co., Inc., Term Loan B, 1-month USD-LIBOR + 2.000%, 3.98%, 10/31/2023	825,000	822,785
Aristocrat Leisure Ltd., Term Loan B2, 3-month USD-LIBOR + 2.000%, 4.359%, 10/20/2021	1,300,284	1,295,759
Aristocrat Technologies, Inc.:
First Lien Term Loan B, 3-month USD-LIBOR + 1.750%, 3.842%, 5/1/2024	1,986	1,978
First Lien Term Loan B, 3-month USD-LIBOR + 1.750%, 4.105%, 5/1/2024	792,169	789,412
Ascena Retail Group, Inc., Term Loan B, 1-month USD-LIBOR + 4.500%, 6.5%, 8/21/2022	422,479	369,775
Bass Pro Group LLC, Term Loan B, 1-month USD-LIBOR + 5.000%, 6.98%, 9/25/2024	497,500	500,351
Belron Finance U.S. LLC, Term Loan B, 3-month USD-LIBOR + 2.500%, 4.863%, 11/7/2024	674,224	677,875
Caesars Entertainment Operating Co., Term Loan, 1-month USD-LIBOR + 2.000%, 3.98%, 10/6/2024	1,600,000	1,601,752
Caesars Resort Collection LLC, First Lien Term Loan B, 1-month USD-LIBOR + 2.750%, 4.73%, 12/22/2024	1,604,728	1,607,288
Capital Automotive LP, Second Lien Term Loan, 1-month USD-LIBOR + 6.000%, 7.99%, 3/24/2025	432,519	441,170

The accompanying notes are an integral part of the financial statements.

12	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
CDS U.S. Intermediate Holdings, Inc., First Lien Term Loan, 3-month USD-LIBOR + 3.750%, 6.052%, 7/8/2022	832,529	830,968
CH Hold Corp.:
First Lien Term Loan, 1-month USD-LIBOR + 3.000%, 4.98%, 2/1/2024	556,080	558,860
Second Lien Term Loan, 1-month USD-LIBOR + 7.250%, 9.23%, 2/1/2025 (a)	260,000	266,500
Crown Finance U.S., Inc., Term Loan, 1-month USD-LIBOR + 2.500%, 4.48%, 2/28/2025	2,661,093	2,654,307
CSC Holdings LLC:
First Lien Term Loan, 1-month USD-LIBOR + 2.250%, 4.169%, 7/17/2025	2,563,667	2,558,873
Term Loan B, 1-month USD-LIBOR + 2.500%, 4.419%, 1/25/2026	407,609	407,546
Delta 2 (LUX) SARL, Term Loan, 1-month USD-LIBOR + 2.500%, 4.48%, 2/1/2024	2,117,900	2,107,755
Eldorado Resorts LLC:
Term Loan B, 3-month USD-LIBOR + 2.250%, 4.188%, 4/17/2024	173,696	174,384
Term Loan B, 2-month USD-LIBOR + 2.250%, 4.375%, 4/17/2024	197,457	198,238
Fitness International LLC:
Term Loan B, 1-month USD-LIBOR + 3.250%, 5.23%, 4/18/2025	297,686	299,701
Term Loan B, 3-month USD-LIBOR + 3.250%, 5.605%, 4/18/2025	297,686	299,701
Term Loan B, 3-month USD-LIBOR + 3.250%, 5.753%, 4/18/2025	297,686	299,701
Four Seasons Hotels Ltd., First Lien Term Loan, 1-month USD-LIBOR + 2.000%, 3.98%, 11/30/2023	1,643,547	1,651,650
iHeartCommunications, Inc., Term Loan D, 6.75%, 1/30/2019*	890,000	702,437
ION Media Networks, Inc., Term Loan B3, 1-month USD-LIBOR + 2.750%, 4.74%, 12/18/2020	1,232,854	1,240,812
Jeld-Wen, Inc., First Lien Term Loan, 3-month USD-LIBOR + 2.000%, 4.302%, 12/14/2024	894,145	896,662
KAR Auction Services, Inc., Term Loan B5, 3-month USD-LIBOR + 2.500%, 4.813%, 3/9/2023	771,558	775,779
Midas Intermediate Holdco II LLC, Term Loan B, 3-month USD-LIBOR + 2.750%, 5.052%, 8/18/2021	1,086,096	1,074,556
Multi Color Corp., Term Loan B, 1-month USD-LIBOR + 2.250%, 4.23%, 10/31/2024	400,831	403,086
Neiman Marcus Group Ltd., LLC, Term Loan, 1-month USD-LIBOR + 3.250%, 5.173%, 10/25/2020	1,169,803	1,038,563
NEP/NCP Holdco, Inc.:
Term Loan, 3-month USD-LIBOR + 3.250%, 5.552%, 7/21/2022	1,449,817	1,457,370
Second Lien Term Loan, 3-month USD-LIBOR + 7.000%, 9.339%, 1/23/2023	387,710	391,587

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	13

	Principal Amount ($)	Value ($)
Nielsen Finance LLC, Term Loan B4, 1-month USD-LIBOR + 2.000%, 3.928%, 10/4/2023	1,685,743	1,690,615
Numericable Group SA, Term Loan B11, 1-month USD-LIBOR + 2.750%, 4.73%, 7/31/2025	1,320,000	1,299,652
Penn National Gaming, Inc., Term Loan B, 1-month USD-LIBOR + 2.500%, 4.48%, 1/19/2024	210,000	211,706
Petco Animal Supplies, Inc., Term Loan B, 3-month USD-LIBOR + 3.250%, 5.609%, 1/26/2023	458,827	324,205
PetSmart, Inc., Term Loan B2, 1-month USD-LIBOR + 3.000%, 4.92%, 3/11/2022	1,223,913	958,734
Scientific Games International, Inc., Term Loan B5, 1-month USD-LIBOR + 2.750%, 4.73%, 8/14/2024	1,625,925	1,633,168
Serta Simmons Bedding LLC:
First Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.423%, 11/8/2023	179,773	159,189
First Lien Term Loan, 3-month USD-LIBOR + 3.500%, 5.808%, 11/8/2023	644,209	570,447
Springer Science+Business Media Deutschland GmbH, Term Loan B13, 1-month USD-LIBOR + 3.500%, 5.476%, 8/15/2022	1,249,044	1,252,261
SRAM LLC:
Term Loan B, 2-month USD-LIBOR + 2.750%, 4.808%, 3/15/2024	460,450	462,752
Term Loan B, 3-month USD-LIBOR + 2.750%, 4.858%, 3/15/2024	429,139	431,285
Term Loan B, Prime Rate + 1.750%, 6.5%, 3/15/2024	5,525	5,553
Telenet Financing USD LLC, Term Loan AL, 1-month USD-LIBOR + 2.500%, 4.419%, 3/1/2026	250,000	250,579
The Stars Group Holdings BV, Term Loan B, 3-month USD-LIBOR + 3.000%, 5.325%, 4/6/2025	2,084,340	2,089,030
TI Group Automotive Systems LLC, Term Loan, 1-month USD-LIBOR + 2.500%, 4.48%, 6/30/2022	1,838,161	1,849,364
Univision Communications, Inc., Term Loan C5, 1-month USD-LIBOR + 2.750%, 4.73%, 3/15/2024	1,994,578	1,927,541
UPC Financing Partnership, Term Loan AR, 1-month USD-LIBOR + 2.500%, 4.419%, 1/15/2026	1,255,000	1,252,848
Virgin Media Bristol LLC, Term Loan, 1-month USD-LIBOR + 2.500%, 4.419%, 1/15/2026	2,357,877	2,354,258
William Morris Endeavor Entertainment LLC, First Lien Term Loan, 1-month USD-LIBOR + 2.750%, 4.74%, 5/18/2025	2,661,021	2,648,554
WMG Acquisition Corp., Term Loan E, 1-month USD-LIBOR + 2.250%, 4.23%, 11/1/2023	1,427,335	1,428,527

		61,531,197

Consumer Staples 4.8%
Albertson’s LLC, Term Loan B6, 3-month USD-LIBOR + 3.000%, 5.319%, 6/22/2023	1,780,523	1,763,314

The accompanying notes are an integral part of the financial statements.

14	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Darling Ingredients, Inc.:
Term Loan B, 1-month USD-LIBOR + 2.000%, 3.99%, 12/18/2024	1,749,484	1,769,524
Term Loan B, Prime Rate + 1.000%, 5.75%, 12/18/2024	91,119	92,163
Fairway Group Acquisition Co.:
Term Loan, 4.0% PIK, 10/3/2021* (a)	2,143,261	0
Term Loan, 4.5% PIK, 1/3/2020* (a)	2,430,924	0
Golden Nugget, Inc.:
Term Loan, 1-month USD-LIBOR + 2.750%, 4.678%, 10/4/2023	631,676	636,458
Term Loan, 1-month USD-LIBOR + 2.750%, 4.73%, 10/4/2023	826,335	832,591
JBS U.S.A. LLC, Term Loan B, 3-month USD-LIBOR + 2.500%, 4.678%, 10/30/2022	4,729,583	4,725,327
TKC Holdings, Inc., First Lien Term Loan, 1-month USD-LIBOR + 4.250%, 6.23%, 2/1/2023	1,604,330	1,616,867
U.S. Foods, Inc., Term Loan B, 1-month USD-LIBOR + 2.500%, 4.48%, 6/27/2023	2,462,406	2,475,974
Weight Watchers International, Inc.:
Term Loan B, 1-month USD-LIBOR + 4.750%, 6.66%, 11/29/2024	318,797	323,299
Term Loan B, 3-month USD-LIBOR + 4.750%, 7.06%, 11/29/2024	1,471,822	1,492,611

		15,728,128

Energy 3.9%
California Resources Corp., First Lien Term Loan, 1-month USD-LIBOR + 4.750%, 6.698%, 12/31/2022	1,381,506	1,417,190
Chesapeake Energy Corp., Term Loan, 1-month USD-LIBOR + 7.500%, 9.468%, 8/23/2021	750,000	790,076
Eastern Power LLC, Term Loan B, 1-month USD-LIBOR + 3.750%, 5.73%, 10/2/2023	1,704,273	1,707,869
Energy Transfer Equity LP, Term Loan B, 1-month USD-LIBOR + 2.000%, 3.961%, 2/2/2024	2,362,168	2,356,817
Fieldwood Energy LLC, Second Lien Term Loan, 1-month USD-LIBOR + 7.250%, 9.23%, 4/11/2023	1,000,000	986,670
Gavilan Resources LLC, Second Lien Term Loan, 1-month USD-LIBOR + 6.000%, 7.934%, 3/1/2024	900,000	886,500
Gulf Finance LLC, Term Loan B, 3-month USD-LIBOR + 5.250%, 7.56%, 8/25/2023	711,921	616,407
Houston Fuel Oil Co., LLC, Term Loan B, 3-month USD-LIBOR + 3.500%, 5.8%, 8/19/2021	1,703,008	1,721,111
Medallion Midland Acquisition LLC, First Lien Term Loan, 1-month USD-LIBOR + 3.250%, 5.23%, 10/30/2024	317,066	312,509
MEG Energy Corp., Term Loan B, 3-month USD-LIBOR + 3.500%, 5.81%, 12/31/2023	351,013	353,031

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	15

	Principal Amount ($)	Value ($)
Murray Energy Corp., Term Loan B2, 3-month USD-LIBOR + 7.250%, 9.552%, 4/16/2020	760,233	709,392
Seadrill Partners Finco LLC, Term Loan B, 3-month USD-LIBOR + 6.000%, 8.302%, 2/21/2021	763,008	667,155
Ultra Resources, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.000%, 4.934%, 4/12/2024	480,000	441,502

		12,966,229

Financials 5.2%
AmWINS Group, Inc.:
Term Loan B, 3-month USD-LIBOR + 2.750%, 4.614%, 1/25/2024	285,714	286,540
Term Loan B, 1-month USD-LIBOR + 2.750%, 4.73%, 1/25/2024	701,786	703,814
Asurion LLC:
Term Loan B4, 1-month USD-LIBOR + 2.750%, 4.73%, 8/4/2022	882,370	886,561
Term Loan B6, 1-month USD-LIBOR + 2.750%, 4.73%, 11/3/2023	2,638,061	2,651,529
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3, 1-month USD-LIBOR + 2.000%, 3.948%, 1/15/2025	4,253,392	4,222,980
Brand Energy & Infrastructure Services, Inc.:
Term Loan, 3-month USD-LIBOR + 4.250%, 6.552%, 6/21/2024	17,423	17,545
Term Loan, 3-month USD-LIBOR + 4.250%, 6.609%, 6/21/2024	370,054	372,639
Term Loan, 3-month USD-LIBOR + 4.250%, 6.612%, 6/21/2024	1,918,215	1,931,613
First Eagle Holdings, Inc., First Lien Term Loan B, 3-month USD-LIBOR + 3.000%, 5.302%, 12/1/2022	954,327	962,529
Forterra Finance LLC, Term Loan B, 1-month USD-LIBOR + 3.000%, 4.98%, 10/25/2023	1,014,703	952,892
Hub International Ltd., Term Loan B, 2-month USD-LIBOR + 3.000%, 5.36%, 4/25/2025	1,354,285	1,353,628
LPL Holdings, Inc.:
First Lien Term Loan B, 3-month USD-LIBOR + 2.250%, 4.472%, 9/23/2024	536,678	537,907
First Lien Term Loan B, 3-month USD-LIBOR + 2.250%, 4.64%, 9/23/2024	536,678	537,907
MGM Growth Properties Operating Partnership LP, Term Loan B, 1-week USD-LIBOR + 2.000%, 3.754%, 4/25/2023	980,000	981,499
The Geo Group, Inc., Term Loan B, 1-month USD-LIBOR + 2.000%, 3.97%, 3/22/2024	594,000	594,746

		16,994,329

The accompanying notes are an integral part of the financial statements.

16	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Health Care 4.6%
Acadia Healthcare Co., Inc.:
Term Loan B3, 1-month USD-LIBOR + 2.500%, 4.48%, 2/11/2022	479,391	483,811
Term Loan B4, 1-month USD-LIBOR + 2.500%, 4.48%, 2/16/2023	1,886,642	1,904,037
Community Health Systems, Inc., Term Loan H, 3-month USD-LIBOR + 3.250%, 5.557%, 1/27/2021	415,000	404,859
Grifols Worldwide Operations U.S.A., Inc., Term Loan, 1-week USD-LIBOR + 2.250%, 4.005%, 1/31/2025	1,584,000	1,590,574
HCA, Inc., Term Loan B10, 1-month USD-LIBOR + 2.000%, 3.98%, 3/13/2025	918,687	926,473
Horizon Pharma, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.250%, 5.25%, 3/29/2024	1,208,405	1,213,082
IQVIA, Inc., Term Loan B2, 3-month USD-LIBOR + 2.000%, 4.302%, 1/17/2025	1,467,414	1,471,442
Mallinckrodt International Finance SA, Term Loan B, 3-month USD-LIBOR + 2.750%, 5.203%, 9/24/2024	580,107	565,242
MPH Acquisition Holdings LLC, Term Loan B, 3-month USD-LIBOR + 2.750%, 5.052%, 6/7/2023	2,677,619	2,685,826
Parexel International Corp., Term Loan B, 1-month USD-LIBOR + 2.750%, 4.73%, 9/27/2024	2,273,436	2,273,436
Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD-LIBOR + 3.500%, 5.42%, 4/1/2022	1,493,152	1,497,728

		15,016,510

Industrials 17.7%
Accudyne Industries LLC, Term Loan, 1-month USD-LIBOR + 3.250%, 5.23%, 8/18/2024	1,620,691	1,627,781
Advantage Sales & Marketing, Inc.:
First Lien Term Loan, 1-month USD-LIBOR + 3.250%, 5.23%, 7/23/2021	584,334	558,039
Second Lien Term Loan, 1-month USD-LIBOR + 6.500%, 8.48%, 7/25/2022	250,000	232,708
American Airlines, Inc., Term Loan, 1-month USD-LIBOR + 2.000%, 3.919%, 12/14/2023	1,315,000	1,308,892
Beacon Roofing Supply, Inc., Term Loan B, 1-month USD-LIBOR + 2.250%, 4.178%, 1/2/2025	729,956	731,193
Blackboard, Inc., Term Loan B4, 3-month USD-LIBOR + 5.000%, 7.355%, 6/30/2021	609,745	556,392
Brickman Group Ltd. LLC:
First Lien Term Loan, 1-month USD-LIBOR + 3.000%, 4.935%, 12/18/2020	405,681	408,421
First Lien Term Loan, 1-month USD-LIBOR + 3.000%, 4.98%, 12/18/2020	495,045	498,389
Camelot UK Holdco Ltd., Term Loan, 1-month USD-LIBOR + 3.250%, 5.23%, 10/3/2023	2,492,246	2,499,523

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	17

	Principal Amount ($)	Value ($)
Clark Equipment Co., Term Loan B, 3-month USD-LIBOR + 2.000%, 4.302%, 5/18/2024	630,976	631,323
Coach America Holdings, Inc., Letter of Credit, 12-month USD-LIBOR + 5.75%, 4/20/2025* (a)	1,693,059	169
Covia Holdings Corp., Term Loan, 3-month USD-LIBOR + 3.75%, 6.05%, 6/1/2025	1,840,197	1,844,411
Crossmark Holdings, Inc., Second Lien Term Loan, 3-month USD-LIBOR + 7.500%, 9.802%, 12/21/2020	1,000,000	82,500
DTZ U.S. Borrower LLC:
First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.552%, 11/4/2021	73,040	73,155
First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.557%, 11/4/2021	1,288,140	1,290,156
First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.609%, 11/4/2021	576,096	576,998
EWT Holdings III Corp., Term Loan, 3-month USD-LIBOR + 3.000%, 5.302%, 12/20/2024	1,369,045	1,380,600
Filtration Group Corp., First Lien Term Loan, 3-month USD-LIBOR + 3.000%, 5.302%, 3/29/2025	633,441	637,638
Flexential Intermediate Corp., First Lien Term Loan, 3-month USD-LIBOR + 3.500%, 5.802%, 8/1/2024	1,356,819	1,340,279
Garda World Security Corp., Term Loan, 3-month USD-LIBOR + 3.500%, 5.506%, 5/24/2024	1,263,208	1,273,074
Gardner Denver, Inc., Term Loan B, 3-month USD-LIBOR + 2.750%, 5.052%, 7/30/2024	2,471,204	2,485,488
Gates Global LLC, Term Loan B, 3-month USD-LIBOR + 2.750%, 5.052%, 4/1/2024	3,031,410	3,050,357
Generac Power Systems, Inc., First Lien Term Loan B, 3-month USD-LIBOR + 2.000%, 4.308%, 5/31/2023	1,826,720	1,829,003
GFL Environmental, Inc.:
Delayed Draw Term Loan, 3.75%, 5/31/2025	167,403	167,979
Term Loan B, 3.75%, 5/31/2025	1,347,597	1,352,232
HB Fuller Co., Term Loan B, 1-month USD-LIBOR + 2.000%, 3.948%, 10/20/2024	4,349,537	4,359,802
Infor (U.S.), Inc., Term Loan B6, 1-month USD-LIBOR + 2.750%, 4.73%, 2/1/2022	2,941,570	2,946,056
Inmar Holdings, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.48%, 5/1/2024	1,235,750	1,244,252
Kenan Advantage Group, Inc.:
Term Loan, 1-month USD-LIBOR + 3.000%, 4.98%, 7/31/2022	832,069	836,229
Term Loan B, 1-month USD-LIBOR + 3.000%, 4.98%, 7/31/2022	229,049	230,195
Maxar Technologies Ltd., Term Loan B, 1-month USD-LIBOR + 2.750%, 4.74%, 10/4/2024	1,740,638	1,742,778
Quikrete Holdings, Inc., First Lien Term Loan, 1-month USD-LIBOR + 2.750%, 4.73%, 11/15/2023	2,676,103	2,681,268

The accompanying notes are an integral part of the financial statements.

18	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Rexnord LLC, Term Loan B, 1-month USD-LIBOR + 2.250%, 4.211%, 8/21/2024	1,192,109	1,198,684
Sabre GLBL, Inc., Term Loan B, 1-month USD-LIBOR + 2.000%, 3.98%, 2/22/2024	2,087,089	2,089,698
Science Applications International Corp., Term Loan B, 3-month USD-LIBOR + 2.000%, 4.375%, 5/4/2022	702,866	709,104
SRS Distribution, Inc., First Lien Term Loan B, 3-month USD-LIBOR + 3.25%, 5.58%, 5/23/2025	770,000	767,432
Staples, Inc., Term Loan B, 3-month USD-LIBOR + 4.000%, 6.358%, 9/12/2024	1,855,675	1,820,881
TransDigm, Inc., Term Loan E, 1-month USD-LIBOR + 2.750%, 4.476%, 5/14/2022	2,895,293	2,890,240
Travelport Finance (Luxembourg) Sarl, Term Loan B, 3-month USD-LIBOR + 2.500%, 4.83%, 3/17/2025	1,649,692	1,651,284
Vantiv LLC, Term Loan B4, 1-month USD-LIBOR + 2.000%, 3.919%, 8/9/2024	1,278,681	1,283,476
Welbilt, Inc., Term Loan B, 1-month USD-LIBOR + 2.750%, 4.73%, 3/3/2023	2,507,692	2,518,676
Wrangler Buyer Corp., Term Loan B, 1-month USD-LIBOR + 2.750%, 4.73%, 9/27/2024	1,147,189	1,151,129
XPO Logistics, Inc., Term Loan B, 1-month USD-LIBOR + 2.000%, 3.961%, 2/24/2025	1,830,294	1,836,819

		58,394,703

Information Technology 10.3%
Almonde, Inc.:
First Lien Term Loan, 3-month USD-LIBOR + 3.500%, 5.807%, 6/13/2024	1,838,225	1,812,610
Second Lien Term Loan, 3-month USD-LIBOR + 7.250%, 9.557%, 6/13/2025	571,428	555,077
BMC Software Finance, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.250%, 5.23%, 9/10/2022	1,288,865	1,292,029
Change Healthcare Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 2.750%, 4.73%, 3/1/2024	4,298,128	4,301,352
Cypress Intermediate Holdings III, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.000%, 4.99%, 4/27/2024	1,734,381	1,740,729
Dell International LLC, Term Loan B, 1-month USD-LIBOR + 2.000%, 3.99%, 9/7/2023	4,927,290	4,928,226
Diebold, Inc., Term Loan B, 1-month USD-LIBOR + 2.750%, 4.688%, 11/6/2023	470,250	470,661
First Data Corp.:
Term Loan, 1-month USD-LIBOR + 2.000%, 3.965%, 7/8/2022	1,977,860	1,979,502
Term Loan, 1-month USD-LIBOR + 2.000%, 3.965%, 4/26/2024	3,553,292	3,555,513
Kronos, Inc.:
Term Loan B, 2-month USD-LIBOR + 3.000%, 5.056%, 11/1/2023	9,763	9,822

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	19

	Principal Amount ($)	Value ($)
Term Loan B, 3-month USD-LIBOR + 3.000%, 5.358%, 11/1/2023	3,895,210	3,919,029
Second Lien Term Loan, 3-month USD-LIBOR + 8.250%, 10.608%, 11/1/2024	1,000,000	1,039,105
MA FinanceCo., LLC, Term Loan B3, 1-month USD-LIBOR + 2.750%, 4.73%, 6/21/2024	141,521	141,319
PSAV Holdings LLC:
First Lien Term Loan, 1-month USD-LIBOR + 3.250%, 5.167%, 3/1/2025	457,216	456,741
First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.256%, 3/1/2025	553,232	552,656
Riverbed Technology, Inc., Term Loan, 1-month USD-LIBOR + 3.250%, 5.24%, 4/24/2022	817,163	812,056
Rovi Solutions Corp., Term Loan B, 1-month USD-LIBOR + 2.500%, 4.49%, 7/2/2021	451,935	453,913
Seattle Spinco, Inc., Term Loan B3, 1-month USD-LIBOR + 2.750%, 4.73%, 6/21/2024	955,729	954,362
SS&C Technologies Holdings Europe Sarl, Term Loan B4, 2.5%, 4/16/2025	392,074	394,749
SS&C Technologies, Inc., Term Loan B3, 2.5%, 4/16/2025	1,047,205	1,054,352
Tempo Acquisition LLC, Term Loan, 1-month USD-LIBOR + 3.000%, 4.98%, 5/1/2024	2,476,263	2,481,698
Western Digital Corp., Term Loan B4, 1-month USD-LIBOR + 1.750%, 3.71%, 4/29/2023	969,734	973,274

		33,878,775

Materials 11.7%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3-month USD-LIBOR + 1.750%, 4.052%, 6/1/2024	1,000,000	1,001,875
Berry Global, Inc., Term Loan O, 1-month USD-LIBOR + 2.000%, 3.929%, 2/8/2020	1,195,017	1,198,889
BWAY Holding Co.:
Term Loan B, 2-month USD-LIBOR + 3.250%, 5.272%, 4/3/2024	5,754	5,776
Term Loan B, 3-month USD-LIBOR + 3.250%, 5.587%, 4/3/2024	2,278,650	2,287,195
Consolidated Container Co., LLC, First Lien Term Loan, 1-month USD-LIBOR + 2.750%, 4.73%, 5/22/2024	835,805	841,342
CPG International, Inc., Term Loan, 6-month USD-LIBOR + 3.750%, 5.593%, 5/3/2024	484,478	487,658
Diamond (BC) BV:
Term Loan, 1-month USD-LIBOR + 3.000%, 4.98%, 9/6/2024	3,805	3,778
Term Loan, 2-month USD-LIBOR + 3.000%, 5.097%, 9/6/2024	1,514,464	1,503,734

The accompanying notes are an integral part of the financial statements.

20	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
INEOS Styrolution Group GmbH, Term Loan, 1-month USD-LIBOR + 2.000%, 3.976%, 3/30/2024	1,026,776	1,031,269
Ineos U.S. Finance LLC, Term Loan B, 1-month USD-LIBOR + 2.000%, 3.98%, 3/31/2024	1,640,000	1,643,698
MacDermid, Inc., Term Loan B6, 1-month USD-LIBOR + 3.000%, 4.98%, 6/7/2023	3,241,296	3,257,502
Minerals Technologies, Inc.:
Term Loan B, 1-month USD-LIBOR + 2.250%, 4.17%, 2/14/2024	1,397,912	1,406,069
Term Loan B, 3-month USD-LIBOR + 2.250%, 4.54%, 2/14/2024	584,900	588,313
New Arclin U.S. Holding Corp., Term Loan, 3-month USD-LIBOR + 3.500%, 5.802%, 2/14/2024	1,035,800	1,046,158
Peabody Energy Corp., Term Loan, 1-month USD-LIBOR + 2.750%, 4.73%, 3/31/2025	963,999	963,724
Proampac PG Borrower LLC:
First Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.409%, 11/18/2023	347,322	349,712
First Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.428%, 11/18/2023	132,179	133,088
First Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.461%, 11/18/2023	1,139,453	1,147,292
First Lien Term Loan, 3-month USD-LIBOR + 3.500%, 5.858%, 11/18/2023	313,845	316,005
Reynolds Group Holdings, Inc., Term Loan, 1-month USD-LIBOR + 2.750%, 4.73%, 2/5/2023	6,561,946	6,584,519
SIG Combibloc U.S. Acquisition, Inc., Term Loan, 1-month USD-LIBOR + 2.750%, 4.73%, 3/13/2022	2,769,555	2,789,759
Tronox Blocked Borrower LLC, Term Loan B, 3-month USD-LIBOR + 3.000%, 5.302%, 9/22/2024	1,473,125	1,482,332
Tronox Finance LLC, Term Loan B, 3-month USD-LIBOR + 3.000%, 5.302%, 9/22/2024	3,399,520	3,420,767
U.S. Silica Co., Term Loan B, 1-week USD-LIBOR + 4.000%, 5.813%, 5/1/2025	850,000	857,616
Univar Inc., Term Loan B, 1-month USD-LIBOR + 2.500%, 4.48%, 7/1/2024	4,247,985	4,274,535

		38,622,605

Telecommunication Services 9.6%
CenturyLink, Inc., Term Loan B, 1-month USD-LIBOR + 2.750%, 4.73%, 1/31/2025	4,236,874	4,189,230
Colorado Buyer, Inc.:
Term Loan B, 3-month USD-LIBOR + 3.000%, 5.36%, 5/1/2024	744,375	745,771
Second Lien Term Loan, 3-month USD-LIBOR + 7.250%, 9.61%, 5/1/2025	350,000	347,594

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	21

	Principal Amount ($)	Value ($)
Communications Sales & Leasing, Inc., Term Loan B, 1-month USD-LIBOR + 3.000%, 4.98%, 10/24/2022	1,462,595	1,425,803
Consolidated Communications, Inc., Term Loan B, 1-month USD-LIBOR + 3.000%, 4.99%, 10/4/2023	496,875	495,188
Frontier Communications Corp., Term Loan B1, 1-month USD-LIBOR + 3.750%, 5.74%, 6/15/2024	2,380,756	2,365,388
Intelsat Jackson Holdings SA, Term Loan B3, 1-month USD-LIBOR + 3.750%, 5.718%, 11/27/2023	3,000,000	3,015,570
Level 3 Financing, Inc., Term Loan B, 1-month USD-LIBOR + 2.250%, 4.211%, 2/22/2024	3,825,000	3,833,511
Sprint Communications, Inc., First Lien Term Loan B, 1-month USD-LIBOR + 2.500%, 4.5%, 2/2/2024	5,189,926	5,195,765
Telesat Canada, Term Loan B4, 3-month USD-LIBOR + 2.500%, 4.81%, 11/17/2023	3,761,375	3,780,182
Windstream Services LLC:
Term Loan B7, 1-month USD-LIBOR + 3.250%, 5.19%, 2/17/2024	189,520	169,067
Term Loan B6, 1-month USD-LIBOR + 4.000%, 5.94%, 3/29/2021	289,266	278,841
Zayo Group LLC, Term Loan, 1-month USD-LIBOR + 2.250%, 4.23%, 1/19/2024	4,170,199	4,197,994
Ziggo Secured Finance Partnership, Term Loan E, 1-month USD-LIBOR + 2.500%, 4.419%, 4/15/2025	1,700,000	1,692,273

		31,732,177

Utilities 4.5%
Astoria Energy LLC, Term Loan B, 1-month USD-LIBOR + 4.000%, 5.99%, 12/24/2021	819,315	826,996
Calpine Corp.:
Term Loan B6, 3-month USD-LIBOR + 2.500%, 4.81%, 1/15/2023	1,935,253	1,938,775
Term Loan B5, 3-month USD-LIBOR + 2.500%, 4.81%, 1/15/2024	2,413,928	2,418,454
Dynegy, Inc., Term Loan C2, 1-month USD-LIBOR + 2.500%, 4.461%, 2/7/2024	3,176,502	3,181,473
ExGen Renewables IV LLC, Term Loan B, 3-month USD-LIBOR + 3.000%, 5.31%, 11/28/2024	305,362	307,843
NRG Energy, Inc., Term Loan B, 3-month USD-LIBOR + 1.750%, 4.052%, 6/30/2023	4,629,851	4,633,949
Vistra Energy Corp., First Lien Term Loan B3, 2.0%, 12/1/2025	1,650,000	1,648,284

		14,955,774
Total Loan Participations and Assignments (Cost $305,321,559)		299,820,427

The accompanying notes are an integral part of the financial statements.

22	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Corporate Bonds 0.3%
Energy 0.2%
Chesapeake Energy Corp., 6.125%, 2/15/2021	598,000	603,980
Materials 0.1%
Hexion, Inc., 6.625%, 4/15/2020	500,000	471,875
Total Corporate Bonds (Cost $1,047,841)		1,075,855

	Shares	Value ($)
Common Stocks 0.0%
Consumer Staples 0.0%
Fairway Group Acquisition Co.* (a)	36,771	0
Information Technology 0.0%
Answers Corp.	2,219	33,285
Total Common Stocks (Cost $715,073)		33,285

Warrant 0.0%
Information Technology
Answers Holdings, Inc., Expiration Date 4/14/2022* (a) (Cost $713,596)	6,166	0

Exchange-Traded Funds 5.7%
Invesco Senior Loan ETF	566,250	13,018,087
iShares iBoxx $ High Yield Corporate Bond ETF	69,925	5,970,197
Total Exchange-Traded Funds (Cost $19,096,716)		18,988,284

Cash Equivalents 4.2%
DWS Central Cash Management Government Fund, 1.78% (b) (Cost $13,798,885)	13,798,885	13,798,885

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $340,693,670)	101.2	333,716,736
Other Assets and Liabilities, Net	(1.2)	(3,889,688)

Net Assets	100.0	329,827,048

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	23

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2018 are as follows:

Value ($) at 5/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 5/31/2018	Value ($) at 5/31/2018
DWS Central Cash Management Government Fund, 1.78% (b)
23,923,914	284,152,283	294,277,312	—	—	195,217	—	13,798,885	13,798,885

The following table represents senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Coach America Holdings, Inc.*	12-month USD-LIBOR + 5.75%	4/20/2025	USD	1,693,059	1,675,690	169
Fairway Group Acquisition Co.*	4.0% PlK	10/3/2021	USD	2,143,261	1,978,070	0
Fairway Group Acquisition Co.*	4.5% PlK	1/3/2020	USD	2,430,924	2,269,568	0
iHeartCommunications, Inc.*	6.75%	1/30/2019	USD	890,000	709,584	702,437
					6,632,912	702,606

*	Non-income producing security.

**	Senior loans in the Fund’s portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund’s portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at a rate which may be fixed or may vary based on a published reference rate and spread and are shown at their current rate as of May 31, 2018.

(a)	Investment was valued using significant unobservable inputs.

(b)	Affiliated fund managed by DWS Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prime Rate: Interest rate charged by banks to their most credit worthy customers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Floating Rate Fund

The following is a summary of the inputs used as of May 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (c)
Loan Participations and Assignments	$—	$299,553,758	$266,669	$299,820,427
Corporate Bonds	—	1,075,855	—	1,075,855
Common Stocks (c)	—	33,285	0	33,285
Warrant	—	—	0	0
Exchange-Traded Funds	18,988,284	—	—	18,988,284
Short-Term Investments	13,798,885	—	—	13,798,885
Total	$32,787,169	$300,662,898	$266,669	$333,716,736

(c)	See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Loan Participation and Assignments	Common Stocks	Warrant	Total
Balance as of May 31, 2017	$7,086,576	$0	$—	$7,086,576
Realized gains (loss)	14,691	—	—	14,691
Change in unrealized appreciation (depreciation)	(2,393,874)	0	—	(2,393,874)
Amortization premium/discount	35,020	—	—	35,020
Purchases	109,043	—	—	109,043
Sales	(4,954,462)	—	—	(4,954,462)
Transfers into Level 3 (d)	369,675	—	0	369,675
Transfers (out) of Level 3	—	—	—	—
Balance as of May 31, 2018	$266,669	$0	$0	$266,669
Net change in unrealized appreciation (depreciation) from investments still held at May 31, 2018	$(2,344,749)	$0	$—	$(2,344,749)

(d)	During the period ended May 31, 2018, the amount of transfers between Level 2 & Level 3 was $369,675. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

A significant change in the broker quotes could have a material change on the fair value measurement.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	25

Statement of Assets and Liabilities

as of May 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $326,894,785)	$319,917,851
Investment in DWS Central Cash Management Government Fund (cost $13,798,885)	13,798,885
Cash	10,000
Receivable for investments sold	4,698,964
Receivable for Fund shares sold	2,256
Interest receivable	1,154,140
Other assets	49,111
Total assets	339,631,207

Liabilities
Payable for investments purchased	8,496,812
Payable for Fund shares redeemed	594,732
Accrued management fee	151,290
Accrued Trustees’ fees	5,219
Other accrued expenses and payables	556,106
Total liabilities	9,804,159
Net assets, at value	$329,827,048

Net Assets Consist of
Undistributed net investment income	516,544
Net unrealized appreciation (depreciation) on investments	(6,976,934)
Accumulated net realized gain (loss)	(251,211,303)
Paid-in capital	587,498,741
Net assets, at value	$329,827,048

The accompanying notes are an integral part of the financial statements.

26	|	DWS Floating Rate Fund

Statement of Assets and Liabilities as of May 31, 2018 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($85,623,081 ÷ 10,422,601 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.22
Maximum offering price per share (100 ÷ 97.25 of $8.22)	$8.45
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($95,652,633 ÷ 11,580,716 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.26
Class R6
Net Asset Value, offering and redemption price per share ($403,999 ÷ 49,160 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.22
Class S
Net Asset Value, offering and redemption price per share ($92,494,400 ÷ 11,270,164 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.21
Institutional Class
Net Asset Value, offering and redemption price per share ($55,652,935 ÷ 6,775,823 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.21

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	27

Statement of Operations

for the year ended May 31, 2018

Investment Income
Income:
Interest	$18,650,595
Dividends	1,118,645
Income distributions — DWS Central Cash Management Government Fund	195,217
Total income	19,964,457
Expenses:
Management fee	2,656,444
Administration fee	408,684
Services to shareholders	535,536
Distribution and service fees	1,409,521
Custodian fee	183,407
Professional fees	146,549
Reports to shareholders	52,502
Registration fees	78,504
Trustees’ fees and expenses	22,849
Other	72,765
Total expenses before expense reductions	5,566,761
Expense reductions	(854,570)
Total expenses after expense reductions	4,712,191
Net investment income	15,252,266

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(5,402,224)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,524,430)
Unfunded loan commitments	(551)
(3,524,981)
Net gain (loss)	(8,927,205)
Net increase (decrease) in net assets resulting from operations	$6,325,061

The accompanying notes are an integral part of the financial statements.

28	|	DWS Floating Rate Fund

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income	$15,252,266	$26,784,628
Net realized gain (loss)	(5,402,224)	(33,653,173)
Change in net unrealized appreciation (depreciation)	(3,524,981)	34,896,741
Net increase (decrease) in net assets resulting from operations	6,325,061	28,028,196
Distributions to shareholders:
Net investment income:
Class A	(3,873,328)	(8,501,318)
Class C	(3,425,409)	(6,524,982)
Class R6	(16,832)	(83,369)
Class S	(4,835,856)	(10,139,271)
Institutional Class	(2,584,644)	(5,352,315)
Return of Capital:
Class A	—	(93,897)
Class C	—	(72,069)
Class R6	—	(921)
Class S	—	(111,988)
Institutional Class	—	(59,117)
Total distributions	(14,736,069)	(30,939,247)
Fund share transactions:
Proceeds from shares sold	54,420,218	152,300,543
Reinvestment of distributions	13,645,578	28,531,878
Cost of shares redeemed	(263,573,107)	(600,247,142)
Net increase (decrease) in net assets from Fund share transactions	(195,507,311)	(419,414,721)
Increase (decrease) in net assets	(203,918,319)	(422,325,772)
Net assets at beginning of period	533,745,367	956,071,139
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $516,544 and $668, respectively)	$329,827,048	$533,745,367

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	29

Financial Highlights

	Years Ended May 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.37	$8.41	$9.23	$9.43	$9.49
Income (loss) from investment operations:
Net investment income[a]	.32	.33	.37	.37	.37
Net realized and unrealized gain (loss)	(.16)	.02	(.80)	(.21)	(.07)
Total from investment operations	.16	.35	(.43)	.16	.30
Less distributions from:
Net investment income	(.31)	(.39)	(.39)	(.36)	(.36)
Return of capital	—	(.00 )*	—	—	—
Total distributions	(.31)	(.39)	(.39)	(.36)	(.36)
Net asset value, end of period	$8.22	$8.37	$8.41	$9.23	$9.43
Total Return (%)[b,c]	1.94	4.21	(4.88)	1.95	3.24

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	127	243	425	784
Ratio of expenses before expense reductions (%)	1.24	1.19	1.16	1.14	1.14
Ratio of expenses after expense reductions (%)	1.03	1.02	1.03	1.06	1.07
Ratio of net investment income (%)	3.85	3.96	4.25	4.03	3.89
Portfolio turnover rate (%)	39	44	36	22	76 [d]

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Floating Rate Fund

	Years Ended May 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.41	$8.46	$9.28	$9.48	$9.55
Income (loss) from investment operations:
Net investment income[a]	.26	.27	.31	.31	.30
Net realized and unrealized gain (loss)	(.16)	.01	(.80)	(.22)	(.08)
Total from investment operations	.10	.28	(.49)	.09	.22
Less distributions from:
Net investment income	(.25)	(.33)	(.33)	(.29)	(.29)
Return of capital	—	(.00 )*	—	—	—
Total distributions	(.25)	(.33)	(.33)	(.29)	(.29)
Net asset value, end of period	$8.26	$8.41	$8.46	$9.28	$9.48
Total Return (%)[b,c]	1.06	3.44	(5.55)	1.20	2.47

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	142	205	304	424
Ratio of expenses before expense reductions (%)	2.00	1.95	1.91	1.91	1.89
Ratio of expenses after expense reductions (%)	1.78	1.77	1.78	1.81	1.82
Ratio of net investment income (%)	3.10	3.21	3.50	3.29	3.14
Portfolio turnover rate (%)	39	44	36	22	76 [d]

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	31

	Years Ended May 31,				Period Ended
Class R6	2018	2017		2016	5/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$8.37	$8.41		$9.23	$9.29
Income (loss) from investment operations:
Net investment income[b]	.34	.34		.39	.27
Net realized and unrealized gain (loss)	(.16)	.03		(.80)	(.07)
Total from investment operations	.18	.37		(.41)	.20
Less distributions from:
Net investment income	(.33)	(.41)		(.41)	(.26)
Return of capital	—	(.00	)***	—	—
Total distributions	(.33)	(.41)		(.41)	(.26)
Net asset value, end of period	$8.22	$8.37		$8.41	$9.23
Total Return (%)[c]	2.19	4.49		(4.63)	2.38	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.4		4	.01
Ratio of expenses before expense reductions (%)	.90	.86		.82	.95	*
Ratio of expenses after expense reductions (%)	.78	.77		.76	.80	*
Ratio of net investment income (%)	4.09	4.10		4.63	4.40	*
Portfolio turnover rate (%)	39	44		36	22	[d]

[a]	For the period from October 1, 2014 (commencement of operations) to May 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the entire year ended May 31, 2015.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Floating Rate Fund

	Years Ended May 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.36	$8.40	$9.22	$9.42	$9.49
Income (loss) from investment operations:
Net investment income[a]	.33	.34	.38	.39	.38
Net realized and unrealized gain (loss)	(.16)	.02	(.80)	(.22)	(.07)
Total from investment operations	.17	.36	(.42)	.17	.31
Less distributions from:
Net investment income	(.32)	(.40)	(.40)	(.37)	(.38)
Return of capital	—	(.00 )*	—	—	—
Total distributions	(.32)	(.40)	(.40)	(.37)	(.38)
Net asset value, end of period	$8.21	$8.36	$8.40	$9.22	$9.42
Total Return (%)[b]	2.09	4.37	(4.75)	2.10	3.29

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	178	321	748	1,141
Ratio of expenses before expense reductions (%)	1.09	1.02	1.01	1.00	1.02
Ratio of expenses after expense reductions (%)	.88	.87	.88	.91	.92
Ratio of net investment income (%)	4.01	4.10	4.39	4.19	4.04
Portfolio turnover rate (%)	39	44	36	22	76 [c]

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	33

	Years Ended May 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.37	$8.41	$9.24	$9.43	$9.50
Income (loss) from investment operations:
Net investment income[a]	.34	.35	.39	.40	.39
Net realized and unrealized gain (loss)	(.17)	.02	(.81)	(.21)	(.07)
Total from investment operations	.17	.37	(.42)	.19	.32
Less distributions from:
Net investment income	(.33)	(.41)	(.41)	(.38)	(.39)
Return of capital	—	(.00 )*	—	—	—
Total distributions	(.33)	(.41)	(.41)	(.38)	(.39)
Net asset value, end of period	$8.21	$8.37	$8.41	$9.24	$9.43
Total Return (%)[b]	2.07	4.48	(4.64)	2.22	3.44

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	86	184	655	907
Ratio of expenses before expense reductions (%)	.96	.93	.88	.87	.85
Ratio of expenses after expense reductions (%)	.78	.77	.78	.81	.80
Ratio of net investment income (%)	4.11	4.21	4.48	4.29	4.16
Portfolio turnover rate (%)	39	44	36	22	76 [c]

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Floating Rate Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Fund (formerly Deutsche Floating Rate Fund) (the “Fund”) is a diversified series of Deutsche DWS Portfolio Trust (formerly Deutsche Portfolio Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1

DWS Floating Rate Fund	|	35

includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the

36	|	DWS Floating Rate Fund

company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At May 31, 2018, the Fund had approximately $251,149,000 of net capital losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($27,123,000) and long-term losses ($224,026,000).

DWS Floating Rate Fund	|	37

The Fund has reviewed the tax positions for the open tax years as of May 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$516,544
Capital loss carryforwards	$(251,149,000)
Net unrealized appreciation (depreciation) on investments	$(7,039,146)

At May 31, 2018, the aggregate cost of investments for federal income tax purposes was $340,755,882. The net unrealized depreciation for all investments based on tax cost was $7,039,146. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $2,328,286 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $9,367,432.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2018	2017
Distributions from ordinary income*	$14,736,069	$30,601,255
Return of capital distributions	$—	$337,992

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification

38	|	DWS Floating Rate Fund

clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in interest income in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2018, purchases and sales of investment securities (excluding short-term instruments) aggregated $153,551,430 and $354,011,387, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund’s average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

DWS Floating Rate Fund	|	39

Accordingly, for the year ended May 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period June 1, 2017 through May 31, 2018, the Advisor voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period from June 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.02%
Class C	1.77%
Class R6	.77%
Class S	.87%
Institutional Class	.77%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.03%
Class C	1.78%
Class R6	.78%
Class S	.88%
Institutional Class	.78%

For the year ended May 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$214,928
Class C	253,991
Class R6	525
Class S	267,131
Institutional Class	117,995
$854,570

40	|	DWS Floating Rate Fund

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2018, the Administration Fee was $408,684, of which $28,433 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2018
Class A	$10,688	$2,699
Class C	6,043	1,450
Class R6	36	10
Class S	10,741	2,546
Institutional Class	1,837	407
	$29,345	$7,112

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2018
Class C	$862,158	$61,480

In addition, DDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these

DWS Floating Rate Fund	|	41

services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2018	Annual Rate
Class A	$258,327	$36,439	.25%
Class C	289,036	40,791	.25%
	$547,363	$77,230

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2018 aggregated $2,149.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended May 31, 2018, the CDSC for Class C shares aggregated $3,036. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2018, DDI received $4,563 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $19,274, of which $7,646 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an

42	|	DWS Floating Rate Fund

amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2018.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	731,822	$6,060,371	2,554,222	$21,493,063
Class C	239,716	1,992,092	994,062	8,408,983
Class R6	—	—	89,130	750,348
Class S	3,464,561	28,609,939	10,709,085	90,108,534
Institutional Class	2,151,280	17,757,816	3,745,774	31,539,615
		$54,420,218		$152,300,543

Shares issued to shareholders in reinvestment of distributions
Class A	432,743	$3,576,250	953,287	$7,998,045
Class C	374,617	3,112,314	695,957	5,870,745
Class R6	2,037	16,834	10,053	84,290
Class S	529,906	4,375,595	1,109,058	9,296,308
Institutional Class	310,304	2,564,585	629,638	5,282,490
		$13,645,578		$28,531,878

DWS Floating Rate Fund	|	43

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(5,919,346)	$(48,948,243)	(17,175,677)	$(144,460,590)
Class C	(5,939,545)	(49,410,080)	(8,992,378)	(75,988,915)
Class R6	(4,125)	(34,040)	(465,787)	(3,912,909)
Class S	(14,007,438)	(115,853,432)	(28,774,528)	(241,693,170)
Institutional Class	(5,971,709)	(49,327,312)	(15,950,880)	(134,191,558)
		$(263,573,107)		$(600,247,142)

Net increase (decrease)
Class A	(4,754,781)	$(39,311,622)	(13,668,168)	$(114,969,482)
Class C	(5,325,212)	(44,305,674)	(7,302,359)	(61,709,187)
Class R6	(2,088)	(17,206)	(366,604)	(3,078,271)
Class S	(10,012,971)	(82,867,898)	(16,956,385)	(142,288,328)
Institutional Class	(3,510,125)	(29,004,911)	(11,575,468)	(97,369,453)
		$(195,507,311)		$(419,414,721)

F. Name Changes

In connection with adoption of the DWS brand, effective July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, was renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” became known as the “DWS Funds.” As a result, Deutsche Floating Rate Fund Fund was renamed DWS Floating Rate Fund.

44	|	DWS Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Floating Rate Fund (one of the funds constituting Deutsche DWS Portfolio Trust, referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

DWS Floating Rate Fund	|	45

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 24, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

46	|	DWS Floating Rate Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2017 to May 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Floating Rate Fund	|	47

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/18	$1,015.20	$1,011.40	$1,016.50	$1,016.00	$1,016.50
Expenses Paid per $1,000*	$5.17	$8.93	$3.92	$4.42	$3.92

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/18	$1,019.80	$1,016.06	$1,021.04	$1,020.54	$1,021.04
Expenses Paid per $1,000*	$5.19	$8.95	$3.93	$4.43	$3.93

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Floating Rate Fund	1.03%	1.78%	.78%	.88%	.78%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

48	|	DWS Floating Rate Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Floating Rate Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain

DWS Floating Rate Fund	|	49

invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such

50	|	DWS Floating Rate Fund

underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that would be effective September 19. 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board noted that, since 2011, DIMA has waived voluntarily a portion (0.05%) of the Fund’s management fee. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the

DWS Floating Rate Fund	|	51

estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA

52	|	DWS Floating Rate Fund

compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Floating Rate Fund	|	53

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	87	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	87	Portland General Electric[2] (utility company) (2003– present)

54	|	DWS Floating Rate Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	87	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	87	—

DWS Floating Rate Fund	|	55

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	87	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	87	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	87	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	87	—

56	|	DWS Floating Rate Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	87	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director[3], DWS; Secretary and Managing Director[3], DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director[3], DWS; formerly: Assistant Treasurer for the DWS funds (2007-2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director[3], Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS Floating Rate Fund	|	57

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

58	|	DWS Floating Rate Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Floating Rate Fund	|	59

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	25157W 602	25157W 701	25157W 883	25157W 800
Fund Number	443	743	2043	1443

For shareholders of R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DFRRX
CUSIP Number	25157W 875
Fund Number	1643

60	|	DWS Floating Rate Fund

DFRF-2

(R-027916-7 7/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS Floating Rate Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$105,690	$0	$0	$0
2017	$103,134	$3,000	$0	$0

The “Audit Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2018